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Exhibit 10.1

Casimir Capital, LP
489 Fifth Avenue, 2nd Floor
New York, NY  10017


March  11, 2005


MIV Therapeutics, Inc.
1-8765 Ash Street
Vancouver, B.C., Canada, V6P 6T3
Attention:  Alan Lindsay, Chief Executive Officer

Ladies and Gentlemen:

MIV Therapeutics, Inc., a Nevada corporation (the "Company"), hereby confirms its agreement (the "Agreement") with Casimir Capital L.P. (the "Placement Agent"), as follows (unless the context otherwise requires, as used herein, the "Company" refers to MIV Therapeutic, Inc. and each of its subsidiaries, if any):

1. OFFERING.

         (a) The Company is offering to sell (the "Offering"), pursuant to a Securities Purchase Agreement to be entered into by and among the Company and each investor (the "Securities Purchase Agreement"), through the Placement Agent as exclusive agent for the Company, up to $1,000,000 principal amount of senior convertible debentures (the "Debentures") and warrants (the "Warrants," and together with the Debentures, the "Securities") to purchase up to 2,000,000 shares of Common Stock, par value $0.001 per share of the Company (the "Common Stock").

         (b) The Offering will commence on the date hereof (the "Commencement Date"), and shall continue until April 30, 2005 (the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date."

         (c) The Placement Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Securities to, any persons or entities that do not qualify as (or are not reasonably believed to be) "accredited investors," as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Act").

         (d) The offering of the Securities will be made by the Placement Agent on behalf of the Company solely pursuant to the Securities Purchase Agreement, which at all times will be in form and substance reasonably acceptable to the Placement Agent, the Company and their respective counsel and contain such legends and other information as the Placement Agent, the Company and their respective counsel may, from time to time, deem reasonably necessary and desirable to be set forth therein.

2. REPRESENTATIONS AND WARRANTIES. All representations and warranties to be contained in the Securities Purchase Agreement by and among the Company and the investors in the Offering shall be incorporated by reference within this Agreement as if made herein directly by the Company to the Placement Agent. In addition to the foregoing, the Company hereby represents and warrants to the Placement Agent that:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity other than M-I Vascular Innovations, Inc. (Delaware) and MIVI Technologies, Inc. (Yukon). The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.





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         (b) The Company has all requisite power and authority to conduct its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under this Agreement and, immediately prior to the Initial Closing (as hereinafter defined), the other agreements contemplated hereby and by the Securities Purchase Agreement, and immediately prior to the Initial Closing (as hereinafter defined) will have all requisite power and authority to issue, sell and deliver the Securities, the shares of the Common Stock issuable upon conversion of the Debentures ("Conversion Shares") and the shares of the Common Stock issuable upon exercise of the Warrants ("Warrant Shares"). Upon due execution and delivery, this Agreement will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

         (c) None of the execution and delivery of, or performance by the Company under this Agreement will conflict with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

         (d) No consent, authorization or filing of or with any court or government authority is required in connection with the consummation of the transactions contemplated herein, except for required filings with the SEC and applicable "Blue Sky" or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

         (e) The Securities Purchase Agreement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no fact which the Company has not disclosed to the Agent of which the Company is aware which materially and adversely affects or could reasonably be expected to materially and adversely affect the business, financial condition, operations or property of the Company or any of its subsidiaries taken as a whole.

         (f) Except as set forth in the Securities Purchase Agreement, the Company is not obligated to pay, and has not obligated the Agent to pay, a finder's or origination fee in connection with the Offering and agrees to indemnify the Agent from any such claim made by any other person.

3. PLACEMENT AGENT APPOINTMENT AND COMPENSATION.

         (a) In accordance with the terms hereof, the Company hereby appoints the Placement Agent and its selected dealers, as its exclusive agent in connection with the Offering. The Company acknowledges that the Placement Agent may use selected dealers and sub agents to fulfill its agency hereunder; provided that such dealers and sub agents are compensated solely by the Placement Agent; provided, further, that the Placement Agent shall ensure that such selected dealers and sub agents are provided with a copy of this Agreement and agree to be bound by the terms hereof to the same extent as if they were parties hereto. The Placement Agent shall, in any event, be responsible for any breach of this Agreement by any such dealers or sub agents. Except as expressly stated herein, the Company has not and will not make, or permit to be made, any offers or sales of the Securities other than through the Placement Agent without the Placement Agent's prior written consent. The Placement Agent has no obligation to purchase any of the Securities. The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the Final Closing (as defined below).

         (b) The Company will cause to be delivered to the Placement Agent copies of the Securities Purchase Agreement and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Securities Purchase Agreement in connection with the sale of the Securities until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Securities Purchase Agreement or to use any offering materials other than those contained in the Securities Purchase Agreement in connection with the sale of the Securities. The Company will provide at its own expense such quantities of the Securities Purchase Agreement and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.




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         (c) Subject to Section 13 hereof, the Company will cooperate with the
Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested in connection with the performance of the Placement Agent's obligations hereunder.

         (d) The Company shall pay to the Placement Agent a placement fee (the "Placement Agent's Fee") equal to ten percent (10%) of the aggregate gross proceeds in each closing of the sale of the Securities (each, a "Closing"). In addition, the Company shall pay all expenses set forth in Section 5(i) hereof. The Placement Agent's Fee and the expenses set forth in Section 5(i) hereof will be deducted from the gross proceeds of the Securities sold at each Closing, as set forth in Section 4 hereof. The Placement Agent shall direct all such amounts to be paid directly from the escrow account established pursuant to Section 4(b) hereof.

         (e) As additional compensation hereunder, at each Closing, the Company shall sell to the Placement Agent or its designees, for nominal consideration, warrants to purchase the number of shares of Common Stock equal to fifteen percent (15%) of the shares of Common Stock underlying the Warrants sold in each Closing (the "Agent's Warrants"), at an exercise price equal to the exercise price of the Warrants sold at such Closing. The shares of Common Stock underlying the Agent's Warrants shall be referred to collectively herein as the "Agent's Shares" and, together with the Agent's Warrants, as the "Agent's Securities". The Agent's Warrants shall be exercisable until five years after their date of issuance. The holders of the Agent's Securities shall have registration rights equivalent to those granted to the holders of Securities. The form of the Agent's Warrants shall be substantially similar to the Warrants, except that the Agent's Warrants shall contain cashless exercise provisions for the entire term of the Agent's Warrant.

         (f) In the event any investor in the Offering, whose investment shall be evidenced by the execution and delivery by such investor to the Company of a Securities Purchase Agreement (or other similar agreement), or any other party contacted by the Placement Agent in connection with the Offering, invests in the Company at any time within eighteen (18) months from the later of the Termination Date or the final Closing (the "Final Closing") of the Offering, the Company shall pay to the Placement Agent cash and warrant compensation with respect to such investment or consideration equal to that which is set forth herein with respect to the Offering.

         (g) The parties agree that the Placement Agent shall have the right to conduct the Company's next public or pipe financing after the date hereof on terms and conditions consistent with the then current pipe market for issuers in the same industry as, and of similar size to, the Company.

4. SUBSCRIPTION AND CLOSING PROCEDURES.

         (a) Each prospective purchaser will be required to complete and execute one original omnibus signature page to the Securities Purchase Agreement and the accredited investor certification attached thereto, which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof, together with the subscriber's check or good funds in the full amount of the purchase price per Security for the number of Securities desired to be purchased.

         (b) All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited in an escrow account (the "Escrow Account") with Signature Bank, acting as escrow agent (the "Escrow Agent") established for the purpose of holding subscription funds prior to a Closing. All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the escrow agreement with respect thereto among the Company, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. The Placement Agent can reject any subscriptions for any reason. The Company will either accept or reject the Securities Purchase Agreements in a timely fashion and at each Closing will countersign the Securities Purchase Agreements and provide copies of such agreements to the Placement Agent. The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription. The Company, or the Placement Agent on the Company's behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.




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         (c) Once subscriptions for Securities have been accepted by the Company and all of the conditions set forth elsewhere in this Agreement are fulfilled, an initial closing shall be held promptly with respect to the Securities sold (the "First Closing"). Thereafter, the remaining Securities will continue to be offered and sold in accordance with the terms hereof until the Termination Date. Additional Closings may from time to time be conducted at times mutually agreeable with respect to the additional Securities sold, with the Final Closing to occur within ten (10) days after the earlier of the Termination Date or the sale of all Securities offered. Delivery of payment for the accepted subscriptions from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery by the Company of the Securities comprising the Securities at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent pursuant to Section 5(i) hereof as of such Closing. Executed Securities and the Agent's Warrants will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("Closing Date"), and will be made available to the Placement Agent for review and packaging at the Placement Agent's office at least one full business day prior thereto.

         (d) If subscriptions for Securities have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Securities will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Securities to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5. FURTHER COVENANTS. The Company hereby covenants and agrees that:

         (a) The Company agrees that it shall modify or supplement the Securities Purchase Agreement during the course of the Offering to ensure that the Securities Purchase Agreement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Securities Purchase Agreement of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws.

         (b) Except with the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, the Company shall not, at any time prior to the Final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

         (c) As soon as practicable following notification thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Securities Purchase Agreement, or the suspension of the qualification or registration of the Securities for offering or the suspension of any exemption for such qualification or registration of the Securities for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its reasonable best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably practicable the lifting thereof.

         (d) The Company shall comply in all material respects with the Act, the rules and regulations of the Securities and Exchange Commission (the "SEC"), the 1934 Act, and the rules and regulations thereunder in each case applicable to the offer and sale of the Securities, and all applicable state securities laws and the rules and regulations thereunder in the states in which the Placement Agent's Blue Sky counsel has advised the Placement Agent that the Securities are qualified or registered for sale or exempt from such qualification or registration (except to the extent that such qualification or registration would require the Company to be qualified to do business in such state or states), so as to permit the continuance of the sales of the Securities, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.




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         (e) The Company shall use its reasonable best efforts to qualify the
Securities for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as the Placement Agent shall designate, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

         (f) The Company shall place a legend on the certificates representing the Securities issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

         (g) During the Offering Period, the Company shall afford each prospective purchaser of Securities the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Securities Purchase Agreement to the extent it possesses such information or can acquire it without unreasonable expense.

         (h) Except with the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including, without limitation, the incurrence of material indebtedness; materially change its business or operations as shall be described in the SEC Reports (as that term is defined in the Securities Purchase Agreement); dispose of any material assets or make any material acquisition; or issue, agree to issue or set aside for issuance any securities (debt or equity) or any right to acquire such securities, except as shall be contemplated by the Securities Purchase Agreement. Notwithstanding the preceding sentence, the Company may issue (i) compensatory option grants to employees and consultants in the ordinary course of business pursuant to option plans presently in effect, (ii) shares of its Common Stock upon exercise of outstanding options or warrants or conversion of outstanding convertible securities and (iii) securities included in the Securities sold in the Offering and the Agent's Warrants.

         (i) Whether or not the Offering is consummated, or this Agreement is terminated, the Company hereby agrees to pay all of its fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing and distributing all necessary offering documents and instruments related to the Offering; (ii) the authorization, issuance, transfer and delivery of the Securities, Conversion Shares, Warrant Shares and the Agent's Securities, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to Section 4(b) hereof); (iv) all fees and expenses of legal, accounting and other advisers to the Company; (v) all filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications (the "Blue Sky Fees"); and (i) subject to Section 9 hereof, a nonaccountable expense allowance ("Placement Agent Expenses") relating to expenses incurred by the Placement Agent in connection with the Offering (including, without limitation, travel and related expenses and fees and expenses of legal, accounting and other advisers to the Placement Agent) equal to $10,000. The Placement Agent Expenses will be deducted from the gross proceeds of the Securities sold at the First Closing.

         (j) Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Securities or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

         (k) The Company shall apply the net proceeds from the sale of the Shares to fund its working capital requirements and for acquisitions.

6. CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:




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         (a) Each of the representations and warranties of the Company contained in this Agreement which are qualified as to materiality shall have been true and correct, and the representations and warranties of the Company which are not qualified to materiality shall have been true and correct in all material respects, in each case, as of the date of this Agreement and as of each Closing Date as though made on and as of each Closing Date, except to the extent any such representation or warranty expressly speaks of a particular date, in which case it shall be true and correct as of such date.

         (b) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it hereunder at or before each Closing.

         (c) No order suspending the use of the Securities Purchase Agreement or enjoining the offering or sale of the Securities shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, are contemplated or threatened.

         (d) The Placement Agent shall have received certificates of the Chief Executive Officer of the Company, dated as of the applicable Closing Date, certifying: (i) the adoption by the Company's Board of Directors of attached resolutions authorizing, among other things, the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein, and (ii) the incumbency and signatures of the officers of the Company executing this Agreement, the Ancillary Agreements and the other agreements and instruments contemplated herein..

         (e) The Company shall have delivered to the Placement Agent a currently dated good standing certificate from the Secretary of State of Nevada and each jurisdiction in which the Company is qualified to do business as a foreign corporation.

         (f) On or prior to the date hereof and at each Closing, the Company shall have delivered to the Placement Agent a certificate of an authorized officer of the Company certifying that the representations and warranties of the Company contained in this Agreement and in each certificate or document delivered by the Company to the Placement Agent and Investors in connection with the transactions contemplated hereby and thereby are true and correct when made on the date hereof and shall be true and correct in all material respects on and as of the Closing Date, as though made on and as of such date and the Company shall have performed all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required hereunder or thereunder to be performed by it prior to the Closing.

         (g) At each Closing, the Company shall have (i) paid to the Placement Agent the Placement Agent's Fee in respect of all Securities sold at such Closing, (ii) paid all fees, costs and expenses set forth in Section 5(i) hereof, and (iii) executed and delivered to the Placement Agent the Agent's Warrants in an amount proportional to the Securities sold at such Closing.

         (h) There shall have been delivered to the Placement Agent a signed opinion of outside counsel to the Company, dated as of each Closing Date, in substantially the form attached hereto as Exhibit A.

7. INDEMNIFICATION.

         (a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) (collectively, a "Claim"), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Securities, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results directly and primarily from (A) an untrue statement or alleged untrue statement




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of a material fact made in the Securities Purchase Agreement, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereafter by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all Claims to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering. Notwithstanding the foregoing, in no event shall this Section 7(a) apply with respect to any Claim that is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any Indemnitee.

         (b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Securities Purchase Agreement but only with reference to information contained in the Securities Purchase Agreement relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. Notwithstanding the foregoing, in no event shall the Placement Agent's indemnification obligation hereunder exceed the amount of the Placement Agent's Fees actually received by it.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.




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8. CONTRIBUTION. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9. TERMINATION.

         (a) (I) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall have been false or misleading in any material respect when made or deemed made, (ii) the Company shall have failed to perform in any material respect any of its obligations hereunder, (iii) the Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole discretion, reasonably exercised, that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination occasioned by or arising out of or in connection with the matters set forth in clauses (i)-(iii) above, or occasioned by or arising out of or in connection with a matter set forth in clause (iv) above due to any breach or failure hereunder on the part of the Company or if the Company prevents completion of the Offering (except where the Company does so because of a breach by the Placement Agent of a covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten
(10) business days of receipt of written notice from the Placement Agent), the Placement Agent shall be entitled to receive, an amount equal to the sum of: (A) any Placement Agent's Fees to which the Placement Agent is entitled pursuant to
Section 3(d) hereof earned through the Termination Date, (B) the full amount of the Expense Allowance and (C) all amounts that may become payable pursuant to
Section 3(f) hereof. Notwithstanding the foregoing, in the event the Company completes one or more public or private offerings of its securities within one year after the Company prevents the completion of the Offering (except where the Company does so because of a breach by the Placement Agent of a covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten (10) business days of receipt of written notice from the Placement Agent), the Company shall also pay the Placement Agent an investment banking fee equal to five percent (5%) of the total consideration received by the Company in connection with such sales of securities.

         (II) This Offering may be terminated by the Placement Agent by notice to the Company at any time if, in the sole judgment of the Placement Agent reasonably exercised, the Offering or the sale or the payment for or the delivery of the Securities is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established on the New York Stock Exchange, or trading in securities generally on such exchange shall have been suspended or a general banking moratorium shall have been established by federal or New York State authorities, (ii) a war, major hostilities, terrorist or similar activity, act of God or other calamity shall have occurred or, if existing, shall have been substantially escalated, or (iii) of a material adverse change in the condition (financial or otherwise) of the Company, its business or business prospects.

         (b) This Offering may be terminated by the Company at any time prior to the Termination Date in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder. In the event of any termination by the Company pursuant to this paragraph, the Placement Agent shall be entitled to receive all amounts as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. On such Termination Date, the Company shall pay all unpaid Blue Sky Fees and other expenses set forth in Section 5(i) hereof.

         (c) Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all money received in respect of subscriptions for Securities not sold to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid.

10. SURVIVAL.

         (a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

         (b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Securities.

11. NOTICES. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Casimir Capital L.P., 100 Broadway, New York, New York 10005-4512, Attention: Richard Sands, Telefax number 212-798-1399, with a copy to Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, NY 10017,
Attn: Mitchell C. Littman, Esq., telefax number (212) 490-2990, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to MIV Therapeutics, Inc., 1-8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3, Attn.:
Chief Executive Officer, Telefax number: (604) 301-9546, with a copy to Thomas
A. Braun, Esq., 702-777 Hornby Street, Vancouver, BC V6Z 1S2, Telefax number:
604-605-0508.

12. APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

13. CONFIDENTIALITY. The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law. The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions. The Company hereby agrees that the Placement Agent will not have an adequate remedy at law in the event that the Company breaches these confidentiality provisions contained herein, and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach. Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have.

14. MISCELLANEOUS. No provision of this Agreement may be amended or modified, or any provision hereof waived, except, in the case of an amendment or modification, by an instrument in writing signed by the Company and the Placement agent, and in the case of a waiver, by an instrument signed in writing by the party against whom such waiver is sought. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.


Very truly yours,


CASIMIR CAPITAL LP.


By:  /s/ Richard Sands
     -----------------------------
     Name: Richard Sands
     Title: Chief Executive Officer


Accepted and agreed to this
11 day of March, 2005.
MIV THERAPEUTIC, INC.


By:  /s/ Patrick McGowan
     -----------------------------
     Name: Patrick McGowan
     Title: Chief Financial Officer